Confidential Treatment Requested by CytomX Therapeutics, Inc.

Exhibit 10.5

SECOND AMENDMENT TO RESEARCH COLLABORATION AGREEMENT

This Second Amendment to Research Collaboration Agreement (the “Second Amendment”) is made effective as of the date of the last signature below by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business being 830 Winter Street, Waltham, Massachusetts 02451, USA, and CytomX Therapeutics, Inc., a Delaware corporation (“CytomX”), with its principal place of business being 343 Oyster Point Blvd., Suite 100, South San Francisco, California 94080. ImmunoGen and CytomX are herein sometimes referred to as a “Party” and collectively as the “Parties.”

WHEREAS, ImmunoGen and CytomX are parties to that certain Research Collaboration Agreement dated as of January 8, 2014, as amended effective April 3, 2015 (the “RCA”); and

WHEREAS, the Parties desire to amend the RCA to provide CytomX with the ability to evaluate a second Replacement Target following its first exercise of the CytomX Option, as set forth in this Second Amendment; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree and covenant as follows.

1.Target Replacement Right. Section 2.1.2 of the RCA is deleted in its entirety and replaced with the following:

“2.1.2 Target Replacement Right. Each Party shall have the right to replace each of its initial Research Program Targets with another single Target (a “Replacement Target”), exercisable upon written notice to the other Party, at any time on or prior to the three (3)-year anniversary of the Effective Date (the “Replacement Target Cut-Off Date”), provided that neither Party may replace an initial Research Program Target with a Replacement Target once the Party has exercised its Option with respect to such initial Research Program Target. For clarity, even though CytomX’s Research Program Target set forth on Exhibit A consists of two (2) potential Targets due to cross-reactivity, the Probody used to make the Agreement PDC that Targets CytomX’s Replacement Target shall not be a bi-specific Probody or otherwise cross-react with any Target other than the single Replacement Target. A Replacement Target may not be a Target that is or was previously a Research Program Target of the other Party. Anything contained in this Agreement to the contrary notwithstanding, CytomX shall have the right to replace its first Replacement Target with another single Replacement Target, exercisable upon written notice to ImmunoGen and payment to ImmunoGen of a fee in the amount of [***] U.S. Dollars ($[***]) (the “Expanded Access Fee”) at any time after CytomX has replaced its initial Research Program Targets with a Replacement Target but on or prior to the Replacement Target Cut-Off Date. Any such second Replacement Target for CytomX may not be a Target that is or was previously a Research Program Target of ImmunoGen, and availability of any such second Replacement Target shall be subject to Section 2.1.3 hereof. Payment of the Expanded

[***] Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by CytomX Therapeutics, Inc.

Access Fee by CytomX to ImmunoGen shall be made in U.S. Dollars without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges. The Expansion Fee shall be non-refundable and non-creditable. [***]

2.Miscellaneous. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the RCA. The RCA remains in full force and effect, as amended by this Second Amendment. References in the RCA to “Agreement’’ mean the RCA as amended by this Second Amendment.

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[***] Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by CytomX Therapeutics, Inc.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to Research Collaboration Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.		CYTOMX THERAPEUTICS, INC.

By:	/s/ Peter Williams	By:	/s/ Debanjan Ray

Name:	Peter Williams	Name:	Debanjan Ray

Title:	Vice President	Title:	SVP Corporate Development

Date:	February 12, 2016	Date:	February 12, 2016

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[***] Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.